The Bjurman, Barry Funds
2049 Century Park East, Suite 2505
Los Angeles, California 90067-3101
(800) 227-7264

PROSPECTUS	August 1, 2008

The Bjurman, Barry Funds, referred to in this Prospectus as the “Trust,” is an open-end, management investment company that currently offers three separate series of shares to investors, the Micro-Cap Growth Fund, the Small Cap Growth Fund and the Mid Cap Growth Fund, commonly known as mutual funds. Bjurman, Barry & Associates, referred to in this Prospectus as the “Adviser” or “BB&A,” serves as the investment adviser to the Micro-Cap Growth Fund, the Small Cap Growth Fund and the Mid Cap Growth Fund, referred to in this Prospectus individually as a “Fund” and collectively as the “Funds.”

Bjurman, Barry Micro-Cap Growth Fund seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $30 million and $300 million at the time of investment.

Bjurman, Barry Small Cap Growth Fund seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $100 million and $2.5 billion at the time of investment.

Bjurman, Barry Mid Cap Growth Fund seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $1 billion and $10 billion at the time of investment.

The market capitalization tests for the investments by these Funds are only applied at the time of investment, so the portfolio securities of these Funds may include companies whose market capitalizations deviate from these tests as a result of stock value appreciation or other factors. For example, at June 30, 2008, over 67.9% of the Micro-Cap Growth Fund’s portfolio was comprised of companies whose market capitalizations exceeded $300 million.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Risk/Return Summary

What are the Funds’ Investment Objectives?
Each Fund seeks capital appreciation.

Bjurman, Barry Micro-Cap Growth Fund seeks capital appreciation through investments in the common stocks of companies whose total market capitalizations at the time of purchase are between $30 million and $300 million.

Bjurman, Barry Small Cap Growth Fund seeks capital appreciation through investments in the common stocks of small capitalization companies.

Bjurman, Barry Mid Cap Growth Fund seeks capital appreciation through investments in the common stocks of mid capitalization companies.

What are the Funds’ Principal Investment Strategies?
Bjurman, Barry Micro-Cap Growth Fund invests, under normal market conditions, at least 80% of its total assets in the common stocks and equivalents of companies whose total market capitalizations at the time of purchase are generally between $30 million and $300 million, referred to in this Prospectus as “Micro-Cap Companies,” and that, in the opinion of the Adviser, have superior earnings growth characteristics.

Bjurman, Barry Small Cap Growth Fund invests, under normal circumstances, at least 80% of its total assets in the common stocks and equivalents of companies whose total market capitalizations at the time of purchase are generally between $100 million and $2.5 billion, referred to in this Prospectus as “Small Cap Companies,” and that, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

Bjurman, Barry Mid Cap Growth Fund invests, under normal circumstances, at least 80% of its total assets in the common stocks and equivalents of companies whose total market capitalizations at the time of purchase are generally between $1 billion and $10 billion, referred to in this Prospectus as “Mid Cap Companies,” and that, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

Common stocks and equivalents held by the Funds may include, without limitation, American Depositary Receipts of non-U.S. companies listed for trading on a United States securities exchange or approved for trading on a United States automated quotation system as well as listed or unlisted U.S. companies.

The market capitalization tests for the investments by these Funds are only applied at the time of investment, so the portfolio securities of these Funds may include companies whose market capitalizations deviate from these tests as a result of stock value appreciation or other factors. For example, at June 30, 2008, over 67.9% of the Micro-Cap Growth Fund’s portfolio was comprised of companies whose market capitalizations exceeded $300 million.

The Adviser’s unique equity selection process seeks to identify fast growing companies that are undervalued. The Adviser screens the universe of companies, using five quantitative factors:

1)	earnings growth,

2)	earnings strength—those companies that are expected to have the greatest increase in next year’s earnings,

3)	earnings revision,

4)	price/earnings to growth ratio, and

5)	cash flow to price.

The Adviser then focuses on what it believes are the most promising industries and seeks to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts.

What are the Principal Risks of Investing in the Funds?
Each Fund invests in securities that will fluctuate in value, and therefore you should expect each Fund’s net asset value per share to fluctuate. Values of common stocks can fluctuate widely in response both to factors that are specific to the company issuing the stock and to general economic and market conditions. Growth stocks can be even more volatile than other equity investments. There is a risk that you could lose money by investing in the Funds.

Each Fund is a diversified mutual fund. However, because each Fund’s portfolio may contain the common stocks of a limited number of companies, or stocks of companies concentrated in a particular industry, each Fund may be more sensitive to changes in the market value of a single issue or industry in its portfolio and therefore may present a greater risk than is usually associated with a more widely diversified mutual fund.

Each Fund will invest a portion of its assets in the common stocks of smaller companies within the Fund’s target market capitalization, which involves special risks and considerations not typically associated with investing in the common stocks of larger companies. The stocks of smaller companies are less liquid and may experience more market price volatility than the stocks of larger companies, and are typically subject to a greater degree of change in earnings and business prospects than larger, more established companies. Moreover, the Adviser’s investment strategy focuses on stocks with the highest earnings growth prospects in each Fund’s target market capitalization range, which is likely to result in higher volatility in each Fund’s portfolio value than that of other growth funds targeting similar market capitalization ranges.

Performance Summary

Bjurman, Barry Micro-Cap Growth Fund
The bar chart and performance table shown below provide an indication of the risks of investing in the Micro-Cap Growth Fund. The bar chart shows the average annual return of the Micro-Cap Growth Fund for each of the years in the period from 1998 through 2007, the ten full calendar years the Fund was operational, and the following text discusses the Fund’s best and worst quarters during that period. The accompanying table shows the Fund’s average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2007 and since its inception and compares those returns to those of a broad-based securities market index. The bar chart and table that follow illustrate some of the risks of investing in the Fund and the variability of investment returns. Keep in mind that the Micro-Cap Growth Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

1998	11.89%
1999	53.26%
2000	45.62%
2001	19.56%
2002	-17.54%
2003	66.86%
2004	3.43%
2005	10.78%
2006	4.52%
2007	(1.39)%

During the period shown in the bar chart, the highest return for a quarter was 37.92% during the quarter ended December 31, 1999 and the lowest return for a quarter was (23.47)% during the quarter ended September 30, 1998.

For the six months ended June 30, 2008, the Micro-Cap Growth Fund’s return was (26.73)%.

Average Annual Total Returns For Periods Ended December 31, 2007

				Since
	1 Year	5 Years	10 Years	Inception(1)

Bjurman, Barry Micro-Cap Growth Fund
Return Before Taxes	(1.39%)	14.53%	17.11%	20.21%
Return After Taxes on Distribution(2)	(4.83%)	11.25%	15.36%	18.54%
Return After Taxes on Distributions And Sale of Fund Shares(2)	3.85%	12.74%	15.34%	18.39%
Russell 2000 Growth Index(3)	7.05%	16.50%	4.32%	6.29%
Russell Microcap Growth Index(4)	(2.68%)	15.18%	n/a	n/a

(1)	The Micro-Cap Growth Fund commenced operations on March 31, 1997, and these percentages reflect average annual returns since that date.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.
(3)	The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 universe that have higher price-to-book ratios and higher forecasted growth. The Russell 2000 Growth Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.
(4)	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth. The Russell Microcap Growth Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Bjurman, Barry Small Cap Growth Fund
The bar chart and performance table that follow provide an indication of the risks of investing in the Small Cap Growth Fund. The bar chart shows the average annual return of the Small Cap Growth Fund for 2004 through 2007, the first four full calendar years the Fund was operational, and the following text discusses the Fund’s best and worst quarters during that period. The accompanying table shows the Fund’s average annual total returns for the one-year period ended December 31, 2007 and since its inception and compares those returns to those of a broad-based securities market index. The bar chart and table that follow illustrate some of the risks of investing in the Fund and the variability of investment returns. Keep in mind that the Small Cap Growth Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

2004	-8.95%
2005	2.55%
2006	-1.32%
2007	9.64%

During the period shown in the bar chart, the highest return for a quarter was 12.97% during the quarter ended December 31, 2004 and the lowest return for a quarter was (13.24)% during the quarter ended September 30, 2004.

For the six months ended June 30, 2008, the Small Cap Growth Fund’s return was (25.29)%.

Average Annual Total Returns For Periods Ended December 31, 2007

		Since
	1 Year	Inception(1)

Bjurman, Barry Small Cap Growth Fund
Return Before Taxes	9.64%	8.80%
Return After Taxes on Distribution(2)	9.64%	8.80%
Return After Taxes on Distributions And Sale of Fund Shares(2)	6.26%	7.64%
Russell 2000 Growth Index(3)	7.05%	15.36%

(1)	The Small Cap Growth Fund commenced operations on May 12, 2003, and these percentages reflect average annual returns since that date.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.
(3)	The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 universe that have higher price-to-book ratios and higher forecasted growth. The Russell 2000 Growth Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Bjurman, Barry Mid Cap Growth Fund
The bar chart and performance table that follow provide an indication of the risks of investing in the Mid Cap Growth Fund. The bar chart shows the average annual returns of the Mid Cap Growth Fund for 2002 through 2007, the first six full calendar years the Fund was operational, and the following text discusses the Fund’s best and worst quarters during that period. The accompanying table shows the Fund’s average annual total returns for the one-year and five-year periods ended December 31, 2007 and for the period since the Fund’s inception and compares those returns to those of a broad-based securities market index. The bar chart and table that follow illustrate some of the risks of investing in the Fund and the variability of investment returns. Keep in mind that the Mid Cap Growth Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

From June 6, 2001 to June 21, 2004, the investment objective of the Mid Cap Growth Fund (then named the Bjurman, Barry All Cap Growth Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the target market capitalizations of the Fund were changed to its current objective.

2002	-33.40%
2003	37.82%
2004	7.61%
2005	14.42%
2006	6.27%
2007	20.12%

During the period shown in the bar chart, the highest return for a quarter was 19.37% during the quarter ended June 30, 2003 and the lowest return for a quarter was (16.46)% during the quarter ended September 30, 2002.

For the six months ended June 30, 2008, the Mid Cap Growth Fund’s return was (9.32)%.

Average Annual Total Returns For Periods Ended December 31, 2007

			Since
	1 Year	5 Years	Inception(1)

Bjurman, Barry Mid Cap Growth Fund
Return Before Taxes	20.12%	16.22%	6.68%
Return After Taxes on Distribution(2)	16.62%	15.66%	5.94%
Return After Taxes on Distributions And Sale of Fund Shares(2)	16.97%	14.65%	5.73%
Russell Midcap Growth Index(3)	11.43%	17.90%	6.00%

(1)	The Mid Cap Growth Fund commenced operations on June 6, 2001, and these percentages reflect average annual returns since that date.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.
(3)	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Expense Summary

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	(1)
Exchange Fee (as a percentage of amount exchanged)	2.00%	(1)

(1)	If redeemed or exchanged within 60 days of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Micro-Cap	Small Cap	Mid Cap
	Growth Fund	Growth Fund	Growth Fund

Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(1), (2)	0.44%	0.92%	1.40%

Total Annual Fund Operating Expenses(2)	1.69%	2.17%	2.65%

(1)	Expenses as a percentage of average net assets for the year ended March 31, 2008.
(2)	The Adviser has historically waived, on a voluntary basis, all or a portion of its fee and reimbursed certain expenses of the Funds necessary to limit total operating expenses to 1.80% of each Fund’s average net assets, and has reserved the right to terminate or modify these waivers or any reimbursements at any time in its sole discretion. The Adviser informed the Board in May 2008 that it would no longer waive its fees in respect of, or reimburse the Funds for, certain fees and expenses, including those related to the Independent Trustees’ independent exploration and evaluation of strategic alternatives regarding the future of the Funds. As of June 30, 2008, these fees and expenses which the Adviser considered to be outside of the waiver/reimbursement arrangement amounted to approximately $67,000. The amount of any similar fees and expenses that may be incurred in the future is uncertain. See “Management of the Trust—The Investment Adviser.”

Subject to that modification, the Adviser has indicated that it intends to continue its past waiver, on a voluntary basis and subject to termination or modification, during the fiscal year ending March 31, 2009. During the fiscal year ended March 31, 2008, the Adviser waived and reimbursed fees in the amount of 0.37% and 0.85% with respect to the Small Cap Growth Fund and the Mid Cap Growth Fund, respectively. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look back (i) up to five years during the initial six years of each Fund’s operations and (ii) up to four years during the seventh year of each Fund’s operations.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Micro-Cap	Small Cap	Mid Cap
	Growth Fund	Growth Fund	Growth Fund

1 Year	$172	$220	$268
3 Years	533	679	823
5 Years	918	1,164	1,405
10 Years	1,998	2,503	2,983

Investment Objectives

Bjurman, Barry Micro-Cap Growth Fund seeks capital appreciation through investments in the common stocks of companies whose total market capitalizations at the time of purchase are between $30 million and $300 million.

Bjurman, Barry Small Cap Growth Fund seeks capital appreciation through investments in the common stocks of small capitalization companies.

Bjurman, Barry Mid Cap Growth Fund seeks capital appreciation through investments in the common stocks of mid capitalization companies.

The Adviser employs a growth-oriented approach to equity investment management and seeks to outperform market averages over a complete market cycle by investing in companies that the Adviser believes have above average earnings prospects.

Each Fund’s investment objective as described above is fundamental and may not be changed without a vote of the holders of the majority of the outstanding voting securities of the applicable Fund. The Funds’ investment policies and strategies described elsewhere are not fundamental and may be changed without shareholder approval.

Investment Policies and Strategies

The Adviser expects that each Fund’s portfolio generally will be fully invested in common stocks and equivalents at all times, with only minimal holdings in short-term investments.

The Funds may purchase initial public offerings of unseasoned issuers if the Adviser has determined through its quantitative analysis that each company fits its criteria.

The Funds may invest without limitation in short-term U.S. government obligations, money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant. The Funds may also purchase bank obligations such as certificates of deposit, bankers’ acceptances, and interest-bearing savings and time deposits issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations will have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Adviser. When a Fund invests in such securities, other than common stocks, as a temporary defensive measure, it may not achieve its investment objective.

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Portfolio turnover generally involves some expense to the Funds and a portfolio turnover in excess of 100% is generally considered high and increases a Fund’s transaction costs, including brokerage commissions. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income and may lower portfolio performance.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is included in the Funds’ Statement of Additional Information, referred to in this Prospectus as the “SAI.”

Investment Selection Process

The Adviser’s unique equity selection process seeks to identify undervalued companies with superior earnings growth characteristics. The selection process starts by screening the universe of Micro-Cap Companies for the Micro-Cap Growth Fund, Small Cap Companies for the Small Cap Growth Fund and Mid Cap Companies for the Mid Cap Growth Fund using five quantitative factors that emphasize both growth and value attributes. The screening factors include (1) earnings growth, (2) earnings strength, (3) earnings revision, (4) price/earnings to growth ratio, and (5) cash flow to price. Earnings strength describes those companies that are expected to have the greatest increase in next year’s earnings over the prior year’s earnings. Earnings revision measures and then describes the time-weighted change of analysts’ expectations and estimates of earnings of an individual company. The next step is a top-down economic analysis designed to identify what the Adviser believes are the most promising industries over the next 12 to 18 months.

Stocks are ranked according to the above five criteria to identify approximately 100 to 190 Micro-Cap Companies, approximately 100 to 250 Small Cap Companies and approximately 100 to 200 Mid Cap Companies that the Adviser believes offer the best growth prospects and are selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, the Adviser attempts to identify profitable Micro-Cap, Small Cap and Mid Cap Companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts. To ensure a well diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively, of each Fund’s total assets. The Adviser’s Investment Policy Committee reviews investment alternatives and implements portfolio changes as attractive investment opportunities become available. The closing prices of portfolio issues are reviewed daily. Any position that has declined 15% from its cost or from its recent high is reexamined as a potential sale candidate. Additionally, securities of companies that in the Adviser’s opinion are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

Risk Factors

Investment Risks Common to All the Funds
Market Risk. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, and fluctuations due to a company’s earnings, or economic conditions, or a decline in the market generally. In addition, an investment in a Fund is subject to the inherent risk that the market prices of the Fund’s investments will not correlate to the Adviser’s estimation of fundamental securities values or market trends, and to other factors beyond the control of the Adviser. Accordingly, the value of an investment in a Fund will fluctuate over time. The Funds may not be appropriate as your sole investment and should not be considered a balanced or complete investment program, and an investment in a Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Funds. The Adviser cannot give any assurance that its investment strategies will succeed or that any of the Funds will achieve their objectives.

IPO Risk. The Funds may invest in initial public offerings, or IPOs. The risks associated with IPOs include short earnings history, competitive conditions and reliance on a limited number of product lines and financial resources. There is also no guarantee that the Funds will continue to have access to the types of IPOs that have previously contributed to their performance or that any IPO will perform as well as previous IPOs.

Diversification Risk. Diversifying a mutual fund’s portfolio can reduce the inherent risks of investing by limiting the portion of your investment in any one issuer or industry. Less diversified mutual funds may be more sensitive to changes in the market value of a single issuer or industry. The Funds may present greater risk than is usually associated with more widely diversified mutual funds because each Fund may invest in as few as 50 issuers.

Small Cap Company Risk. Investing in small companies can be riskier than other investments. A company may have a small capitalization because it is new or has recently gone public, or because it operates in a new industry or regional market. Small companies may have more limited product lines, markets, and financial resources, making them more susceptible to economic or market setbacks. A portion of the securities in which a Fund invests are traded in the over-the-counter markets or on a regional securities exchange, and may be more thinly traded and volatile than the securities of larger companies. Analysts and other investors typically follow small companies less actively, and information about these companies is not always readily available. For these and other reasons, the prices of small capitalization securities may fluctuate more significantly than the securities of larger companies in response to news about the company, the markets or the economy. As a result, the price of the Funds’ shares may exhibit a higher degree of volatility than the market averages. If a stock is particularly volatile, there is a greater possibility that a Fund will lose money on that stock. Moreover, the Adviser’s investment strategy focuses on stocks with the highest earnings growth prospects in each Fund’s target market capitalization range, which is likely to result in higher volatility in each Fund’s portfolio value than that of other growth funds targeting similar market capitalization ranges.

Adviser Risk. In addition to managing the Funds, the Adviser manages many private accounts with investment objectives the same as, or similar to, those of one or more of the Funds. The Adviser also performs as a sub-adviser to other mutual funds that invest in Micro-Cap Companies and thus have investment styles and objectives similar to the Micro-Cap Growth Fund and Small Cap Growth Fund. The Adviser’s fees from these accounts and funds vary from those paid by the Funds. This creates potential conflicts of interests for the Adviser in allocating investments among the Funds and its other clients, especially if an attractive investment does not provide sufficient shares to place in all accounts managed by the Adviser. The Adviser seeks to minimize these conflicts by allocating investments among the Funds and accounts based on factors such as cash available for investment, portfolio concentrations of the Funds and accounts in the relevant industry and the liquidity needs of each Fund and account. Similarly, the Adviser faces potential conflicts of interests if the Funds and the Adviser’s other clients are to concurrently dispose of stock of the same company, especially if the securities are thinly-traded, because it may be difficult for both the Funds and the other clients to simultaneously liquidate their positions without adversely affecting the market price of the stock prior to completing the sale of all shares. In addition, if the Adviser were to manage too many accounts, its capacity could be strained and its management of the Funds could be adversely affected. The Adviser periodically reports on its sub-advisory relationships and private account activity to the Trust’s Board of Trustees.

Additional Investment Risks for the Bjurman, Barry Micro-Cap Growth Fund
The Micro-Cap Growth Fund invests in Micro-Cap Companies, which are typically relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where the Adviser believes that the opportunity for rapid growth is above average. It should be noted, however, that Micro-Cap Companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro-Cap Companies may present greater opportunities for capital appreciation, but also may involve greater risks than larger, more mature issuers.

Micro-Cap Companies may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, Micro-Cap Companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers. Micro-Cap Companies’ stocks may exhibit volatile characteristics and may decline in price as larger company stocks rise, or rise in price as larger company stocks decline. An investment in shares of the Micro-Cap Growth Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks. By maintaining a diversified portfolio, the Adviser attempts to reduce this volatility. The Micro-Cap Growth Fund is, however, designed for long-term investors who seek capital appreciation and are comfortable with the risks associated with investments in Micro-Cap Companies.

Since Micro-Cap Companies are generally not as well known to investors and have less investor following than larger companies, they may provide opportunities for greater gains as a result of inefficiencies in the marketplace. Micro-Cap Companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Therefore, purchases and sales of such securities may have a greater impact on their market prices than is generally the case with the securities of larger companies. In addition, the securities of Micro-Cap Companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Micro-Cap Growth Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

From time to time the Micro-Cap Growth Fund has had and may in the future have relatively large net assets as compared to other funds that invest in Micro-Cap Companies which compounds these risks. Smaller funds have a greater ability to invest a substantial portion of their total assets in thinly-traded securities and still maintain a relatively small number of securities in their portfolios. During such periods, in order to avoid holding the securities of too many companies in its portfolio and thereby preserve the ability of each investment to have a meaningful impact on its overall performance, the Micro-Cap Growth Fund must invest in companies whose securities offer greater liquidity and permit the Micro-Cap Growth Fund to take relatively larger positions that can be sold without an excessive discount in the stock price. Thus, during such periods, to the extent that the securities of companies with larger market capitalizations tend to have greater liquidity, the Micro-Cap Growth Fund will have an incentive to make its new investments in companies whose capitalizations are at the larger end of the range for Micro-Cap Companies. In addition, if the Micro-Cap Growth Fund has a relatively large net asset value it will invest in a larger number of securities than it would if it had fewer net assets.

The Micro-Cap Growth Fund may continue to hold investments in companies whose market capitalizations appreciate to levels in excess of the $300 million upper end of the range of its investment focus. As a result, a substantial portion, and even at times a majority, of the Micro-Cap Growth Fund’s assets may be invested in companies whose market capitalizations exceed $300 million. For example, at June 30, 2008, over 67.9% of the Fund’s portfolio was comprised of such securities.

The Adviser is a sub-adviser to several other relatively small mutual funds, and is also a manager of private accounts, whose investment focus includes Micro-Cap Companies. The Trust’s Board of Trustees believes that the Adviser currently has the capacity to manage both the Micro-Cap Growth Fund and these other funds and accounts without adversely affecting the performance of the Micro-Cap Growth Fund, and the Board intends to continue to monitor this matter.

Additional Investment Risks for the Bjurman, Barry Small Cap Growth Fund
The Small Cap Growth Fund invests in Small Cap Companies, which are typically smaller companies positioned in new or emerging industries where the Adviser believes that the opportunity for rapid growth is above average. It should be noted, however, that Small Cap Companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Small Cap Companies may present greater opportunities for capital appreciation but also may involve greater risk than larger, more mature issuers. Since Small Cap Companies are generally not as well-known to investors and have less investor following than larger companies, they may provide opportunities for greater gains as a result of inefficiencies in the marketplace. Small Cap Companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Therefore, purchases and sales of such securities may have a greater impact on their market prices than is generally the case with the securities of larger companies. In addition, the securities of Small Cap Companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Small Cap Growth Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Small Cap Companies may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, Small Cap Companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers. Small Cap Companies’ stocks may exhibit volatile characteristics and may decline in price as larger company stocks rise, or rise in price as larger company stocks decline. An investment in shares of the Small Cap Growth Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

By maintaining a diversified portfolio, the Adviser attempts to reduce this volatility. The Small Cap Growth Fund is, however, designed for long-term investors who seek capital appreciation and are comfortable with the risks described here.

Additional Investment Risks for the Bjurman, Barry Mid Cap Growth Fund
Investment returns from stocks of Mid Cap Companies in which the Mid Cap Growth Fund invests may, over long periods of time, tend to fall below those of small capitalization companies, but exceed those of large capitalization companies. These characteristics result in part from the ability of Mid Cap Companies to react to changes in the business environment at a faster rate than larger companies.

Management of the Trust

The Board of Trustees
The Trust has a Board of Trustees that establishes the Funds’ policies and supervises and reviews the management of the Funds. The day-to-day operations of the Funds are administered by the officers of the Trust and by the Adviser pursuant to the terms of Investment Advisory Agreements with the Funds. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Funds’ general investment policies and programs are followed and that administrative services are provided to the Funds in a satisfactory manner.

The Investment Adviser
Bjurman, Barry & Associates serves as the Funds’ investment adviser and is registered as such under the Investment Advisers Act of 1940, as amended. The Adviser has been engaged in the investment management business since 1970, and provides investment advisory services to individuals and institutional clients. The principal business address of the Adviser is 2049 Century Park East, Suite 2505, Los Angeles, California 90067-3101. The Adviser makes the investment decisions concerning the assets of the Funds and reviews, supervises and administers the Funds’ investments, subject to the supervision of, and policies established by, the Trustees of the Trust.

For providing investment advisory services, each Fund pays the Adviser a monthly fee which is calculated daily by applying an annual rate of 1.00% to the average daily net assets of the applicable Fund. From time to time, the Adviser may voluntarily waive all or a portion of its investment advisory fee and/or absorb certain expenses of a Fund without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the applicable Fund and increasing the Fund’s overall return to investors to the extent any such amounts are waived and/or absorbed.

The Adviser has historically waived, on a voluntary basis, all or a portion of its fee and reimbursed certain expenses of the Funds necessary to limit total operating expenses to 1.80% of each Fund’s average net assets, and has reserved the right to terminate these waivers or any reimbursements at any time in its sole discretion. The Adviser informed the Board in May 2008 that it would no longer waive its fees in respect of, or reimburse the Funds for, any fees and expenses incurred by the Funds (i) related to the activities of the Independent Trustees in exploring and evaluating strategic alternatives regarding the future of the Funds and certain other matters, and (ii) in connection with conference attendance, meals and similar expenses of the Independent Trustees unless approved in advance by the Adviser. As of June 30, 2008, these fees and expenses which the Adviser considered to be outside of the waiver/reimbursement arrangement amounted to approximately $67,000. The Funds may incur similar fees and expenses in the future.

Subject to the modification described above, the Adviser has indicated that it intends to continue its past waiver, on a voluntary basis and subject to termination or modification, during the fiscal year ending March 31, 2009. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look (i) up to five years during the initial six years of each Fund’s operations and (ii) up to four years during the seventh year of each Fund’s operations.

During 2008, after giving effect to the Adviser’s expense waiver and fee reimbursement, the Adviser was paid a management fee equal to 1.00%, 0.63% and 0.15% of the average net assets of the Micro-Cap Growth Fund, the Small Cap Growth Fund and the Mid Cap Growth Fund, respectively.

During the 2008 fiscal year, the Trustees approved the renewal of the Investment Advisory Agreements with the Adviser. A discussion regarding the Trustees’ basis for approving the renewal of Investment Advisory Agreements is available in the Funds’ annual report for the period ended March 31, 2008.

Portfolio Management
The Adviser is sub-adviser to other advisory clients. As sub-adviser, the Adviser provides day-to-day portfolio management services to other mutual funds and accounts. As of June 30, 2008, the Adviser managed more than $629.6 million for individual and institutional clients. Investment decisions for the Funds are made by the Adviser’s Investment Policy Committee. O. Thomas Barry, III, CFA, CIC, the Chief Investment Officer and Senior Executive Vice President of the Adviser, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank. He holds a B.A. degree in Economics and a M.B.A. degree in Corporate Finance and Accounting and has over 30 years of investment experience. The Investment Policy Committee is comprised of the Adviser’s portfolio managers and analysts. While investment decisions are made on a team basis, individual portfolio managers are responsible for implementation and monitoring of the accounts assigned to them. New accounts are assigned to the manager that acquired the account. The Investment Policy Committee consists of three principal members and two non-principal members:

•	O. Thomas Barry III, CFA, CIC and Principal Member

•	G. Andrew Bjurman, CFA, CIC and Principal Member

•	Stephen W. Shipman, CFA and Principal Member

•	Patrick T. Bradford

•	Roberto P. Wu, CFA

Mr. Bjurman, CFA, CIC, President and Chief Executive Officer is a founding member of the Adviser. He holds a B.A. degree in Political Science and has over 35 years of investment experience. Mr. Shipman, CFA, Executive Vice President and Director of Research of BB&A, joined the firm in 1997. He holds a B.A. degree in English Literature and has over 20 years of investment experience. Mr. Bradford, Assistant Vice President and Head Equity-Fixed Income Trader of BB&A, joined the firm in 1993. He holds a B.S. in Business Administration and has over 15 years of investment experience. Mr. Wu, CFA and Senior Research Analyst of BB&A, joined the firm in 1997. He holds a B.S. degree in Finance and Business and has over 11 years of investment experience.

Mr. Barry normally chairs all Investment Policy Committee meetings. A consensus among members is generally reached on a list of eligible investments for each Fund. Mr. Barry is the assigned portfolio manager for the Micro-Cap Growth Fund and selects investments for that Fund primarily from the list of eligible investments for that Fund. Mr. Shipman is the assigned portfolio manager for the Small Cap Growth Fund, and Mr. Bradford is the assigned portfolio manager for the Mid Cap Growth Fund, each of whom selects investments for his assigned Fund primarily from the list of eligible investments for that Fund, although Mr. Barry retains the ultimate authority on all investment decisions. Additional information about the Funds’ portfolio managers’ compensation, other accounts managed by each portfolio manager, and the portfolio managers’ ownership of Fund shares is included in the Funds’ SAI.

The Underwriter
Foreside Distribution Services, L.P., referred to in this Prospectus as the “Underwriter,” serves as principal underwriter for the Trust and, as such, is the exclusive agent for the distribution of shares of the Funds.

The Administrator, Transfer Agent and Fund Accountant
Brown Brothers Harriman & Co. serves as the administrator and accounting services provider to the Funds. PNC Global Investment Servicing (U.S.) Inc., referred to in this Prospectus as the “Transfer Agent,” serves as the transfer agent to the Funds.

The Distribution Plan

The Board of Trustees of the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, referred to in this Prospectus as the “1940 Act.” As provided in the Plan, each Fund will reimburse the Adviser, the Underwriter or others in an amount up to an aggregate maximum 0.25% per annum of its average daily net assets for expenses incurred in connection with the sale and distribution of its shares and/or the servicing of its shareholders. Subject to this overall limit, each broker-dealer with customers invested in a Fund may receive more or less than 0.25% per annum of the value of its customers’ investments in that Fund. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Purchase Shares

Important Information about Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. And, if we are ultimately unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of the close of regular trading (usually 4:00 p.m. Eastern Time) each day the New York Stock Exchange (“NYSE”) is open. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Purchases by Mail
You may purchase shares of each Fund initially by completing the application accompanying this Prospectus and mailing it together with a check payable to the Bjurman, Barry Funds or to the applicable Fund and mailed to PNC Global Investment Servicing (U.S.) Inc. at P.O. Box 9695, Providence, RI 02940-9695. Please send overnight mail purchases to The Bjurman, Barry Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860. If this is an initial purchase, please send a minimum of

$1,000. Your investment in a Fund will be made at the net asset value per share, or “NAV,” of that Fund next determined after your application and payment are received.

If your order to purchase shares is canceled because your check does not clear, a fee may be imposed and you will be responsible for any resulting losses or fees incurred by the Trust, the Distributor or the Transfer Agent in the transaction.

Purchases by Wire Transfer
You may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (nationwide call toll-free 800-227-7264) for instructions. You should be prepared to provide a completed, signed account application by mail or facsimile. Your investment in a Fund will be made at the NAV of that Fund next calculated after your wire is received together with the account information indicated above. If the Funds do not receive timely and complete account information prior to the calculation of that day’s NAV, which occurs at the close of regular trading (usually 4:00 p.m. Eastern Time) each day the NYSE is open, there may be a delay in the investment of your money and any accrual of dividends.

Initial Investment by Wire
Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. A completed application must be forwarded to the Transfer Agent at the address noted above under “Purchases by Mail” in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (800) 227-7264 prior to 4:00 p.m., Eastern Time, on the wire date.

Prior notification must also be received from investors with existing accounts. You may request account information and routing instructions by calling the Transfer Agent at (800) 227-7264.

Purchases Through Broker-Dealers
The Funds may accept telephone orders only from brokers, financial institutions or service organizations that have been previously approved by the Funds. It is the responsibility of these brokers, financial institutions or service organizations to promptly forward such purchase orders and payments to the Funds. Such brokers, financial institutions, service organizations, banks and bank trust departments, may charge you a transaction fee or other fee for their respective services at the time of purchase. In addition, the Funds or the Adviser may pay a service or distribution fee to such financial intermediaries.

Wire orders for shares of a Fund received by dealers prior to the calculation of that day’s NAV, which occurs at the close of regular trading (usually 4:00 p.m. Eastern Time) each day the NYSE is open, and received by the Transfer Agent on the same day, are confirmed at that day’s NAV for the Fund. Orders received by dealers after the close of the regular session of trading on the NYSE, are confirmed at the NAV of that Fund next calculated on the following business day.

Processing Organizations. You may also purchase shares of a Fund through a “processing organization” (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Trust has authorized certain processing organizations to receive purchase and sales orders on the Trust’s behalf. Before investing in a Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

•	Charge a fee for its services;

•	Act as the shareholder of record of the shares;

•	Set different minimum initial and additional investment requirements;

•	Impose other charges and restrictions; or

•	Designate intermediaries to accept purchase and sales orders on a Fund’s behalf.

The Trust considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the applicable Fund’s NAV next calculated after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Trust. Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.

Purchases With Securities
Shares may be purchased by tendering payment in-kind in the form of marketable securities, including, but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment objectives and is otherwise acceptable to the Adviser.

Subsequent Investments
Once an account has been opened, subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. When making additional investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to The Bjurman, Barry Funds or to the applicable Fund and sent via regular mail to The Bjurman, Barry Funds, c/o PNC Global Investment Servicing (U.S.) Inc., PO Box 9695, Providence, RI 02940-9695; overnight mail purchases should be addressed to The Bjurman, Barry Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860. All purchases are made at the applicable NAV next calculated after receipt of a purchase order by the Funds. If a broker-dealer received a fee for selling shares of the Funds to a current shareholder, that broker-dealer may receive a fee with respect to additional investments by the shareholder.

General
Shares of the Funds are sold on a continuous basis at the NAV next determined after receipt of a purchase order by a Fund. Purchase orders received by the Transfer Agent prior to the calculation of that day’s NAV, which occurs at the close of regular trading (usually 4:00 p.m. Eastern Time) each day the NYSE is open, are confirmed at that day’s NAV. Purchase orders received by the Transfer Agent after the close of the regular session of trading on the NYSE are confirmed at the NAV next calculated on the following business day.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. Investors who purchase shares of the Funds by check may not receive redemption proceeds until there is reasonable belief that the check cleared, which may take up to 15 business days after the purchase date. The Funds will only accept a check where the applicable Fund, or the Trust, is the payee. Personal checks must be properly filled out, be signed by the investor in the Fund, and, with respect to initial investments, have the investor’s preprinted name and address. Third party checks, cash, credit card convenience checks, Traveler’s checks, personal checks dated six months or older, post-dated checks (i.e., checks with a future date), non-dated checks, cashier’s checks, official checks, treasurer’s checks, bank drafts (i.e., teller’s checks) and money orders are not accepted. Checks made out to cash will be voided and returned to the investor. The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

If your check or wire in payment of a purchase of shares does not clear, the purchase will be canceled (and any profit will inure to the Funds), a charge (minimum of $25) will be imposed on you, and you will be responsible for any resulting losses or fees incurred by the Trust, the Underwriter or the Transfer Agent. Further, the Funds may redeem shares from your account in the Funds as reimbursement for any losses or fees incurred, and you may be prohibited or restricted from making future purchases in the Funds.

The Funds reserve the right to suspend the offering of shares of the Funds. The Funds also reserve the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Funds mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds’ account applications contain provisions in favor of the Funds, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities, including, among others, losses resulting from unauthorized shareholder transactions, relating to the various services made available to investors.

How to Redeem Shares

You may redeem shares of the Funds on any business day that the Funds are open for business. Redemptions will be effected at the current NAV per share next calculated after the Transfer Agent receives a redemption request meeting the requirements described below. Any investor who redeems shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investor for 60 days or less will generally be assessed a redemption fee of 2% of the NAV of the shares being redeemed. See “Market Timing and Redemption/Exchange Fees.”

Redemption by Mail
You may redeem shares by submitting a written request for redemption via regular mail to The Bjurman, Barry Funds, c/o PNC Global Investment Servicing (U.S.) Inc., PO Box 9695, Providence, RI 02940-9695 or via overnight mail to, The Bjurman, Barry Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street Pawtucket, RI 02860. The written redemption request must be in good order, which means that it must: (1) identify the shareholder’s account name and account number; (2) state the number of shares (or dollar amount) to be redeemed; and (3) be signed by each registered owner exactly as the shares are registered.

Redemption by Telephone
If you have so indicated on your application, or have subsequently arranged in writing with the Transfer Agent to do so, you may redeem shares having a value of $50,000 or less by calling the Transfer Agent (nationwide call toll-free 800-227-7264). The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written redemption request with an original Medallion Signature Guarantee must be sent to the Transfer Agent. Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to refuse a wire or telephone redemption if the Fund believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time. The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.

General Redemption Information
A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in good order. If you have any questions with respect to the proper form for redemption requests you should contact the Transfer Agent (nationwide call toll-free 800-227-7264).

To prevent fraudulent redemptions, for any redemption requests exceeding $50,000 or where proceeds are to be mailed to an address other than the address of record, you must provide an original Medallion Signature Guarantee from any eligible guarantor institution, including a commercial bank, credit union, broker and dealers, member firm of a national securities exchange, registered securities association, clearing agency or savings and loan association. A credit union must be authorized to issue Medallion Signature Guarantees. Notary public endorsement will not be accepted. Some other circumstances requiring a Medallion Signature Guarantee include:

•	Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

•	Proceeds are being sent to an address other than the address of record

•	Proceeds or shares are being sent/transferred from a joint account to an individual’s account

•	Changing wire or ACH instructions or sending proceeds via wire or ACH when instructions have been added within 30 days of your redemption request

•	Proceeds or shares are being sent/transferred between accounts with different account registrations

Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. Redemptions will be processed on any day the Funds are open for business. Redemptions will be effective at the current NAV per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described above. Payment is normally made within three business days following receipt of these instructions. Each Fund may, however, delay mailing the proceeds of a redemption until it is reasonably satisfied that the check used to pay for the shares has cleared, which may take up to 15 business days after the purchase date. Payment may also be made by wire directly to any bank previously designated by an investor on his or her new account application. There is a charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. It should also be noted that banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions, service organizations, banks and bank trust departments.

Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the calculation of that day’s NAV, which occurs at the close of regular trading (usually 4:00 p.m. Eastern Time) each day the NYSE is open, on any business day on which the Funds calculate their NAVs are effective as of that day. Redemption requests received after the close of regular trading of the NYSE (usually 4:00 p.m. Eastern Time), will be effected at the applicable NAV per share calculated on the next business day following receipt.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Trustees, result in a Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust’s Trust Instrument, however, payment for shares redeemed may also be made in-kind, or partly in cash and partly in-kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund, during any 90-day period for any one shareholder. Any portfolio securities distributed in-kind would be in readily marketable securities and valued in the manner described below. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of a Fund’s portfolio.

The Funds may suspend the right of redemption or postpone the date of payment for more than three days during any period when (1) trading on the NYSE is restricted or is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has, by order, permitted such suspension; (3) an emergency, as defined by rules of the Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Shares of each Fund may be redeemed through certain brokers, financial institutions, service organizations, banks, and bank trust departments who may charge the investor a transaction or other fee for their services. Such additional transaction fees would not otherwise be charged if the shares were redeemed directly from the Funds.

Minimum Balances
Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account at their then-current NAV, which will be promptly paid to the shareholder, if at any time the total investment does not have a value of at least $1,000 as a result of redemptions, but not market fluctuations. You will be notified that the value of your account is less than the required minimum and you will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed.

Exchange Privilege

Shares of the Funds may be exchanged for each other at NAV. Any investor who exchanges shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investor for 60 days or less will generally be assessed an exchange fee of 2% of the NAV of the shares being exchanged. See “Market Timing and Redemption/Exchange Fees.”

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. The privilege of exchanging shares by telephone is automatically available to all shareholders. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV after the Transfer Agent receives your request.

You may only exchange shares into a Fund that is authorized for sale in your state of residence and you must meet that Fund’s minimum initial investment requirements. You must also maintain the required account balance of $1,000 in each Fund after the exchange of shares has been processed. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days’ prior notice. Any gain or loss on an exchange of shares is a taxable event.

Market Timing and Redemption/Exchange Fees

The Funds are intended to be long-term investments. Excessive purchases and redemptions, or exchanges, of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. If management of the Funds believes, in its sole discretion, that an investor is engaged in excessive short-term trading or exchanges or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject, limit, delay or impose conditions on further purchase or exchange orders from that investor, or the

Funds may close that investor’s account, and the Funds disclaim responsibility for any consequent losses that the investor may incur. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund.

The Funds review trade and exchange orders for shares of the Funds periodically to detect market-timing activity. It is difficult to distinguish market-timing activity from trading that is not harmful, such as the technique of dollar cost averaging or periodic rebalancing of portfolios. Consequently, the Funds have not established a fixed number of trades or exchanges in a given time period as a basis for identifying a market timer.

Some investors trade in shares of the Funds through omnibus accounts of third parties (such as those of investment advisers and broker-dealers), and, if the Funds identify excessive trading in such an account, they may instruct the third party to restrict the investor responsible for the excessive trading from any further trading in the Funds. However, some omnibus accounts submit to the Funds a daily aggregate purchase order and aggregate redemption order reflecting the trade orders of multiple unidentified investors. Accordingly, the Funds cannot identify individual investors engaged in market timing through such omnibus accounts.

The Funds apply these policies and procedures to all investors they believe to be engaged in market timing. They do not have any arrangements to allow individual investors to trade frequently in shares of the Funds, although they permit third party omnibus accounts submitting the aggregated orders of multiple investors to trade on a daily basis in shares of the Funds.

Each Fund assesses investors who redeem or exchange shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investors for 60 days or less a redemption/exchange fee of 2% of the NAV of the shares being redeemed or exchanged. The redemption/exchange fee is for the benefit of the remaining shareholders of the Fund and is intended to restrict market timing, encourage long-term investment, facilitate long-term portfolio management strategies and compensate the Fund for transaction and other expenses caused by early redemptions. In determining the holding period of shares being redeemed or exchanged, the shares held the longest by the investor will be deemed the first to be redeemed (the so-called first in, first out method). The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) omnibus accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (ii) accounts in the event of shareholder death and (iii) certain other accounts in the absolute discretion of the Trust when a shareholder can demonstrate hardship. The Trust reserves the right to modify or eliminate these waivers at any time.

Shareholder Services

The following special services are available to shareholders of the Funds. Please contact the Transfer Agent (nationwide call toll-free 800-227-7264) for additional information about the shareholder services described below.

Automatic Investment Plan
Once an account has been opened, you can make additional monthly purchases of shares of a Fund through an automatic investment plan. You may authorize the automatic withdrawal of funds from your bank account by opening your account with a minimum of $1,000 and completing the appropriate section on the account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $100. There is no charge for this service and a shareholder may change or stop this service at any time by written notice to the Funds.

Retirement Plans
The Funds are available for investment by Traditional IRAs, Roth IRAs, SEP IRAs and Coverdell Education Savings Accounts. 401(k) and 403(b) plans and other qualified retirement plans may also invest in the Funds.

Interactive Voice Response System
You may obtain 24-hour access to account information and certain transaction history by calling 800-227-7264 within the United States. The Funds’ Interactive Voice Response System provides each Fund’s share price and price changes; account balances; and account history—for example, the last five transactions and current year and prior year dividend distribution. There is no charge for this service and a shareholder may change or stop this service at any time by written notice to the Funds.

Net Asset Value

On each day that the Funds are open for business, the share price, or NAV, of each Fund is calculated at the close of regular trading on the New York Stock Exchange, or NYSE (usually 4:00 p.m. Eastern Time). The Funds are open for business on each day the NYSE is open for business and on any other day when there is sufficient trading in a Fund’s investments that its NAV might be materially affected. The Funds are generally not open for business on national holidays observed by the NYSE. The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, determined as set forth below, plus cash or other assets minus all liabilities, including estimated accrued expenses, by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund’s shares is effected is based on the next calculation of NAV after the order is placed.

Portfolio securities are valued as follows: (1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available are valued at their fair value.

Market quotations may not be readily available for securities that have low daily trading volume, for securities that have ceased to trade in the public markets due to factors such as a delisting from a public trading market or a cessation of trading at the instruction of the issuer of the security or the exchange or automated quotation system on which the securities are listed or quoted, and for securities of companies that are the subject of other significant events. In such circumstances the Funds must determine the fair value of the security in order to reflect as accurately as possible the NAV of our Funds. As a general principle, the fair value of a portfolio security is the price that a Fund might reasonably expect to receive for the security upon its current sale. Ascertaining fair value requires a determination of the amount that an arm’s length buyer, under the circumstances, would then pay for the security. There is no single standard for determining fair value; rather, the determination of fair value is made depending upon the circumstances of each case. The Board of Trustees has established a Valuation Committee to implement and oversee procedures to make such fair value determinations.

Distributions

It is each Fund’s intention to distribute its net investment income each December. Any net gains realized from the sale of portfolio securities are generally distributed at least once each year, except to the extent that such net gains are offset by losses that are carried forward from prior years. Such income, dividends and capital gain distributions, are reinvested automatically in additional shares at NAV, unless you elect to receive them in cash. Distribution options may be changed at any time by writing to the Funds prior to a dividend record date.

Undeliverable or Uncashed Checks. Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

For tax consequences associated with the reinvestment of distributions in additional shares, see the discussion under “Taxes.”

Taxes

Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code. If each Fund continues to qualify as a regulated investment company, no federal income taxes will be payable by the Fund. The following describes tax consequences to shareholders who are residents of the United States for tax purposes.

Distributions. Distributions that are made out of the earnings and profits of a Fund are generally taxed at ordinary income rates. “Qualified dividend income” distributions to non-corporate shareholders are generally taxed at capital gains rates provided that certain holding periods are satisfied. “Qualified dividend income” generally is dividend income that a Fund receives from U.S. corporations and certain foreign corporations (including foreign corporations eligible for benefits under certain U.S. income tax treaties or foreign corporations the stocks of which is readily tradable on an established U.S. securities market).

Distributions of “net long-term” capital gains are taxed as long-term capital gains, regardless of how long you have held your shares in a Fund. A corporate shareholder may be entitled to a dividends-received deduction for a portion of certain dividends that it receives.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividend income, or capital gain dividends will generally be treated as a return of capital to the extent of your tax basis in your shares. Any excess will be treated as gain from the sale of the shares even if you have not sold the shares.

Distributions by a Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund.

As a shareholder, you will receive an annual tax information statement describing the amount of distributions you have received in each federal tax category. Some distributions that are paid in January may be taxable as if they had been paid the previous December.

Distributions from a Fund will generally have the effect of reducing the net asset value of the Fund’s shares by the amount of the distribution. If the net asset value is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if it, in effect, represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale, Exchange, or Redemption of Shares. You will recognize gain or loss (which will generally be capital gain or loss) on the disposition of shares in a Fund in an amount equal to the difference between the proceeds from the disposition and your tax basis in the shares. However, the loss may be disallowed if you acquire other shares of the Fund within 30 days before or after the disposition.

Backup Withholding. Each shareholder is required to provide the Fund with his or her taxpayer identification number and certain certifications as to tax status. If a shareholder fails to provide this information, payments made to that shareholder may be subject to backup withholding at a rate of 28%.

The tax discussion set forth in this Prospectus applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning tax consequences of an investment in a Fund.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Micro-Cap Growth Fund, the Small Cap Growth Fund and the Mid Cap Growth Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended March 31, 2008, 2007 and 2006 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request. The information for years ended March 31, 2005 and 2004 has been audited by the Funds’ former independent registered public accounting firm.

BJURMAN, BARRY MICRO-CAP GROWTH FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
	2008	2007		2006		2005		2004

Net asset value at beginning of period	$21.27	$33.71		$29.39		$34.15		$19.72

Change in net assets from operations:
Net investment loss	(0.19)	(0.29)		(0.29)		(0.39)		(0.39)
Net realized and unrealized gains (losses) on investments	(3.38)	(1.30)		8.08		(0.24)		14.82

Changes in net assets from operations	(3.57)	(1.59)		7.79		(0.63)		14.43

Less distributions:
Distributions from net realized gains	(4.91)	(10.85)		(3.47)		(4.13)		—

Addition to paid-in capital from redemption fees	—	—	(A)	—	(A)	—	(A)	—

Net asset value at end of period	$12.79	$21.27		$33.71		$29.39		$34.15

Total return	(21.69% )	(3.02%	)	27.31%		(1.90%	)	73.17%

Net assets at end of period (000’s)	$172,020	$326,591		$573,693		$547,503		$822,148

Ratio of net expenses to average net assets	1.69%	1.58%		1.52%		1.54%		1.46%
Ratio of total expenses to average net assets	1.69%	1.58%		1.52%		1.54%		1.46%
Ratio of net investment loss
to average net assets	(0.97% )	(1.02%	)	(0.88%	)	(1.14%	)	(1.19%	)
Portfolio turnover rate	33%	45%		62%		28%		65%

(A)	Amount rounds to less than $0.005.

BJURMAN, BARRY SMALL CAP GROWTH FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Year	Year		Year		Year		Period
	Ended	Ended		Ended		Ended		Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
	2008	2007		2006		2005		2004(A)

Net asset value at beginning of period	$14.08	$15.37		$12.40		$14.03		$10.00

Change in net assets from operations:
Net investment loss	(0.24)	(0.30)		(0.24)		(0.27)		(0.10)
Net realized and unrealized gains (losses) on investments	(2.84)	(0.99)		3.21		(1.36)		4.13

Change in net assets from operations	(3.08)	(1.29)		2.97		(1.63)		4.03

Addition to paid-in capital from redemption fees	—	—	(B)	—	(B)	—	(B)	—

Net asset value at end of period	$11.00	$14.08		$15.37		$12.40		$14.03

Total return	(21.88% )	(8.39%	)	23.95%		(11.62%	)	40.30%	(C)

Net assets at end of period (000’s)	$8,002	$14,395		$31,123		$44,619		$109,876

Ratio of net expenses to average net assets	1.80%	1.80%		1.78%		1.75%		1.70%	(D)
Ratio of total expenses to average net assets(E)	2.17%	1.85%		1.78%		1.82%		1.80%	(D)
Ratio of net investment loss to average net assets	(1.36% )	(1.43%	)	(1.35%	)	(1.30%	)	(1.56%	)(D)
Portfolio turnover rate	297%	205%		144%		163%		138%	(C)

(A)	Represents the period from commencement of operations (May 12, 2003) through March 31, 2004.
(B)	Amount rounds to less than $0.005.

(C)	Not annualized.

(D)	Annualized.

(E)	Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

BJURMAN, BARRY MID CAP GROWTH FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

From June 6, 2001 to June 21, 2004, the investment objective of the Mid Cap Growth Fund (then named the Bjurman, Barry All Cap Growth Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the investment objective of that Fund was changed to seek capital appreciation through investments in the common stocks of companies with total market capitalizations generally between $1 billion and $10 billion at the time of investment.

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
	2008	2007		2006		2005		2004

Net asset value at beginning of period	$11.90	$13.19		$10.60		$9.79		$7.02

Change in net assets from operations:
Net investment loss	(0.15)	(0.16)		(0.13)		(0.19)		(0.18)

Net realized and unrealized gains (losses) on investments	0.05	0.23		2.72		1.00		2.95

Change in net assets from operations	(0.10)	0.07		2.59		0.81		2.77

Less Distributions:
Distributions from net realized gains	(2.40)	(1.36)		—		—		—

Addition to paid-in capital from redemption fees	—	—	(A)	—	(A)	—	(A)	—

Net asset value at end of period	$9.40	$11.90		$13.19		$10.60		$9.79

Total return	(4.19% )	0.93%		24.43%		8.27%		39.46%

Net assets at end of period (000’s)	$5,078	$5,938		$8,226		$7,218		$10,346

Ratio of net expenses to average net assets	1.80%	1.80%		1.72%		1.80%		1.95%
Ratio of gross expenses to average net assets(B)	2.65%	2.21%		2.23%		3.37%		3.02%
Ratio of net investment loss to average net assets	(1.31% )	(1.15%	)	(1.08%	)	(1.23%	)	(1.70%	)
Portfolio turnover rate	114%	83%		76%		107%		196%

(A)	Amount rounds to less than $0.005.
(B)	Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

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Investment Adviser
Bjurman, Barry & Associates
2049 Century Park East, Suite 2505
Los Angeles, California 90067-3101
(310) 553-6577

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
PO Box 9695
Providence, RI 62940-9695

Custodian, Administrator and Fund
Accountant
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3462

For Additional Information about
The Bjurman, Barry Funds call:
(800) 227-7264
or visit The Bjurman, Barry Funds’
Internet Web Site at
www.bjurmanbarry.com

Additional information about the Funds, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities, is included in the Funds’ SAI, which is incorporated by reference in its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-227-7264. The Funds’ SAI, annual and semiannual reports are also available, free of charge, through the Funds’ Web Site at www.bjurmanbarry.com.

Information about the Funds—including the SAI—can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Web Site at http://www.sec.gov. Copies of information on the Securities and Exchange Commission’s Web Site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-07921

Bjurman, Barry Micro-Cap
Growth Fund
Bjurman, Barry Small Cap
Growth Fund
Bjurman, Barry Mid Cap
Growth Fund
Prospectus
August 1, 2008
Visit The Bjurman, Barry Funds’
Internet Web Site at:
www.bjurmanbarry.com

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Bjurman, Barry Funds